Exhibit 99.1

Contact:

APPLETON PAPERS INC.

Bill Van Den Brandt, Manager, Corporate Communications

(920) 991-8613; bvandenbrandt@appletonideas.com

HICKS ACQUISITION COMPANY II, INC.

Mark Semer, Kekst and Company

(212) 521-4802; mark-semer@kekst.com

HICKS ACQUISITION COMPANY II, INC. ANNOUNCES

RECORD DATE AND MEETING DATE

FOR STOCKHOLDER VOTE

Dallas, Texas — May 31, 2012 — Hicks Acquisition Company II, Inc. (Nasdaq: HKAC) (“HACII”), a special purpose acquisition company founded and headed by Thomas O. Hicks, announced today that a special meeting of HACII stockholders (the “Special Meeting”) will be held on July 11, 2012 at 10:00 a.m. Central Daylight Time at the offices of Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas 75201. The record date for determining stockholders entitled to vote will be June 19, 2012.

Stockholders of record as of June 19, 2012 will be invited to attend the Special Meeting and to vote on the following stockholder proposals: (1) to elect nine directors to serve on HACII’s board of directors; (2) to adopt an equity incentive plan for the directors, officers, members, managers, employees, consultants and advisors of HACII and its affiliates; (3)(a) to adopt the Equity Purchase Agreement, dated as of May 16, 2012, by and among HACII, HH-HACII, L.P., Appleton Papers Inc. (“Appleton”) and Paperweight Development Corp. (“PDC”), (b) to adopt the Cross Purchase Agreement, dated as of May 16, 2012, by and between HACII and PDC, and (c) to approve the transactions contemplated thereby (collectively, the “Transaction”), pursuant to which, through a series of transactions, Appleton would become a non-wholly-owned subsidiary of HACII; (4) to approve the adjournment of the special meeting of HACII’s stockholders, if necessary, in order to permit further solicitation and vote of proxies in favor of the foregoing proposals; and (5) such other matters as may properly come before the special meeting of HACII stockholders or any adjournment or postponement thereof.

The full meeting agenda will be detailed in the definitive proxy statement regarding the Transaction, which will be mailed to all stockholders of record when available. The definitive proxy statement has not yet been filed with the Securities and Exchange Commission (“SEC”).

ABOUT HICKS ACQUISITION COMPANY II, INC.

Hicks Acquisition Company II, Inc. is a special purpose acquisition company, launched in October 2010 in an initial public offering with $150 million of gross proceeds. Founded by Thomas O. Hicks, HACII was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It currently has no operating businesses. The description of the Transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the Transaction, a copy of which is filed by HACII with the SEC as an exhibit to a Current Report on Form 8-K filed on May 18, 2012.

ABOUT APPLETON

Appleton creates product solutions through its development and use of coating formulations, coating applications and Encapsys® microencapsulation technology. The company produces thermal, carbonless and security papers and Encapsys products. Appleton, headquartered in Appleton, Wis., has manufacturing operations in Wisconsin, Ohio and Pennsylvania, employs approximately 1,800 people and has been 100 percent employee-owned since 2001. For more information, visit www.appletonideas.com.

NO ASSURANCES

There can be no assurance that the Transaction will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized. The description of the Transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transaction, copies of which have been filed by HACII and by Appleton with the SEC as an exhibit to Current Reports on Form 8-K.

IMPORTANT ADDITIONAL INFORMATION REGARDING THE TRANSACTION WILL BE FILED WITH THE SEC

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII, PDC and Appleton. In connection with the proposed transactions, HACII has filed a preliminary proxy statement on Schedule 14A, which is available free of charge on the SEC’s web site, http://www.sec.gov. The information contained in the preliminary filing is not complete and may be changed. HACII plans to file and mail to stockholders a definitive proxy statement with respect to the proposed transactions. WE URGE STOCKHOLDERS TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HACII AND THE TRANSACTION. Investors will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (when available) as well as other filed documents containing information about HACII on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

PARTICIPANTS IN THE SOLICITATION

HACII and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in HACII is contained in HACII’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 8, 2012, the preliminary proxy statement regarding the Transaction, which was filed with the SEC on May 17, 2012, and will also be contained in the definitive proxy statement regarding the Transaction when it becomes available. HACII’s stockholders may obtain additional information about the interests of the directors and officers of HACII in the Transaction by reading the proxy statement and other materials to be filed with the SEC regarding the Transaction when such information becomes available.

Appleton and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of these directors and officers and a description of their interests is contained in Appleton’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 23, 2012, the preliminary proxy statement regarding the Transaction, which was filed with the SEC on May 17, 2012, and will also be contained in the definitive proxy statement regarding the Transaction when it becomes available. Investors and security holders may obtain additional information about the interests of such participants by reading the proxy statement and other materials to be filed with the SEC regarding the Transaction when such information becomes available.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and HACII’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release.

Forward-looking statements in this press release include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: uncertainties as to the timing of the Transaction, approval of the Transaction by HACII’s stockholders; the satisfaction of closing conditions to the Transaction, including the receipt of any required regulatory approvals; costs related to the Transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this press release. HACII undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.